                                                               Exhibit 10(i)(D)4


                 MODIFICATION AND EXTENSION OF CREDIT AGREEMENT
                 ----------------------------------------------

                  THIS MODIFICATION AND EXTENSION OF CREDIT AGREEMENT (this "AGREEMENT") dated as of the 27th day of April, 2001, between ALEXANDER'S, INC., a Delaware corporation, having an address at 210 Route 4 East, Paramus, New Jersey 07652 ("BORROWER") and FIRST UNION NATIONAL BANK (formerly known as First Fidelity Bank, National Association), having an address at 550 Broad Street, Newark, New Jersey 07102 ("LENDER").

                                R E C I T A L S:

                  WHEREAS, Lender is the current holder of that certain Promissory Note dated March 15, 1995 in the original principal amount of $20,000,000.00 made by Borrower to Lender (as amended by the Note Modification and Extension Agreement dated as of March 29, 1999 between Borrower and Lender as modified by Note Modification and Extension Agreement dated April 14, 2000 and as further modified by Note and Modification Agreement of even date herewith, referred to herein as the "NOTE"), which was executed and delivered in substitution for the Promissory Note dated March 15, 1995 in the original principal amount of $30,000,000.00, pursuant to the Note and Mortgage Modification and Severance Agreement dated June 18, 1998 by and among Alexander's of Fordham Road, Inc., Alexander's, Inc., Alexander's of Third Avenue, Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank;

                  WHEREAS, the Note was made pursuant to that certain Credit Agreement between Borrower and Lender dated March 15, 1995 ("ORIGINAL CREDIT AGREEMENT"), which Credit Agreement was amended by (i) letter agreement dated March 29, 1995 between Lender and Borrower, (ii) two letter agreements between Lender and Borrower, each dated March 24, 1997, (iii) Modification and Extension of Credit Agreement dated as of March 15, 1998 between Borrower and Lender, (iv) Modification of Credit Agreement dated as of June 18, 1998 between Borrower and Lender, (v) Modification and Extension of Credit Agreement dated as of March 29, 1999 and (vi) Modification and Extension of Credit Agreement dated as of April 14 , 2000 (the "2000 CREDIT AGREEMENT MODIFICATION") between Borrower and Lender (such Original Credit Agreement, as so modified, the "CREDIT AGREEMENT"), which Note evidences a loan in the original principal amount of $30,000,100.00 (the "LOAN") made by Lender to Borrower;

                  WHEREAS, the Note is secured by, inter alia, (A) those certain Mortgages, Assignments of Leases, Security Agreements and Fixture Filings, each dated March 15, 1995 (as heretofore amended, collectively, the "MORTGAGES"), in the original principal amount of $30,000,100.00 (except for the 59th Street Mortgage) and given by (i) Alexander's, Inc. to Lender and recorded on March 22, 1995 in the Office of the City Register, Bronx County in Reel 1310, Page 1, (ii) Seven Thirty One Limited Partnership ("59TH STREET OWNER") to Lender (original principal amount of $30,000,000.00) and recorded on March 20, 1995 in the Office of the City Register, New York County in Reel 2192, Page 1291(the "59TH STREET MORTGAGE"), (iii) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4088, Page 615, (iv) Alexander's, Inc. to Lender and recorded on March 17, 1995 in the Office of the City Register, Queens County in Reel 4088, Page 659 and (v) Alexander's Department Stores of New Jersey, Inc. to Lender and recorded on March 17, 1995 in the Office of the County Clerk, Bergen County, New Jersey in Book 8953, Page 802 and (B) those certain Assignments of Leases and Rents, each dated March 15, 1995, which are identified on Schedule A annexed hereto and made a part hereof (the "ASSIGNMENTS OF LEASES AND RENTS"); and

                  WHEREAS, the Note and the Loan are guaranteed by certain wholly owned subsidiaries of Borrower and the 59th Street Owner pursuant to the following documents: (i) that certain Guaranty of Payment in favor of Lender dated as of March 15, 1995 ("1995 GUARANTY") made by Alexander's of Fordham Road, Inc., Alexander's of Rego Park, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Alexander's of Third Avenue, Inc., Alexander's of Flushing, Inc., Alexander's Department Stores of New Jersey, Inc. and Alexander's Department Stores of Lexington Avenue, Inc. (collectively, the "1995 GUARANTORS") and the 1998 Released Guarantors (as hereinafter defined) and
(ii) that certain Guaranty dated as of March 29, 1999 made by the 59th Street Owner (the "1999 GUARANTOR") in favor of Lender (the "1999 GUARANTY" and together with the 1995 Guaranty and the 1999 Guaranty, collectively, the "GUARANTY"); and

                  WHEREAS, Alexander's Rego Park Center, Inc. (the "1997 GUARANTOR") executed a Guaranty of Payment in favor of Lender dated March 24, 1997 (the "1997 GUARANTY"), which 1997 Guaranty was later released pursuant to a letter agreement by and among Borrower, Lender, Alexander's Rego Park Center, Inc., Alexander's of Rego Park, Inc. and others dated May 12, 1999, which letter agreement also confirmed the release of Alexander's of Rego Park, Inc. from the 1995 Guaranty (Alexander's Rego Park Center, Inc. and Alexander's of Rego Park, Inc., collectively, the "1999 RELEASED GUARANTORS");

                  WHEREAS, pursuant to a certain Modification and Reaffirmation of Guaranty dated as of June 18, 1998, Alexander's of Brooklyn, Inc., Alexander's Department Stores of Brooklyn, Inc. and ADMO Realty
Corp.(collectively, the "1998 RELEASED GUARANTORS") were released as guarantors under the 1995 Guaranty;

                  WHEREAS, in connection with the release by Lender of a mortgage made by Alexander's of Fordham Road, Inc. (the "2000 RELEASED GUARANTOR"), covering premises at Fordham Road, Bronx, New York, the 2000 Released Guarantor was released as guarantor under the 1995 Guaranty;

                  WHEREAS, the 1995 Guarantors and the 1999 Guarantor, with the exclusion of the 1998 Released Guarantors, the 1999 Released Guarantors and the 2000 Released Guarantor, are collectively referred to herein as the "GUARANTORS;" and

                  WHEREAS, Borrower has requested that Lender extend and modify the Loan as provided in this Agreement and to amend the terms of the Credit Agreement and Lender is willing, subject to the terms and conditions hereinafter set forth, to extend and modify the Loan in the manner hereinafter provided; and

                  WHEREAS, as a condition to Lender executing and delivering this Agreement, Lender has required that Guarantors reaffirm the Guaranty and amend the Guaranty to cover all obligations of Borrower to Lender, as modified by this Agreement, and the Guarantors have agreed to reaffirm the Guaranty as hereinafter provided; and

                  WHEREAS, Borrower and Alexander's Department Stores of Lexington Avenue, Inc. ("ALEX-LEX") executed a certain Pledge Agreement dated as of March 15, 1995 by and among Borrower, Alex-Lex and Lender (as modified by the 1999 Credit Modification Agreement, the "PLEDGE AGREEMENT"), to further secure the Note and the Loan;

                  WHEREAS, as a condition to Lender executing and delivering this Agreement, Lender has required that Alex-Lex and Borrower reaffirm the Pledge Agreement and Alex-Lex and Borrower have agreed to reaffirm and amend the Pledge Agreement as hereinafter provided;

                  WHEREAS, Borrower and 59th Street Owner executed a Pledge and Security Agreement for Transferrable Development Rights dated as of April 14, 2000, by and among Borrower, 59th Street Owner and Lender ("PLEDGE OF DEVELOPMENT RIGHTS AGREEMENT") to further secure the Note and the Loan; and

                  WHEREAS, as a condition to Lender executing and delivering this Agreement, Lender has required that 59th Street Owner and Borrower reaffirm the Pledge of Development Rights Agreement and 59th Street Owner and Borrower have agreed to reaffirm the Pledge of Development Rights Agreement as hereinafter provided.

                  WHEREAS as a condition to Lender executing and delivering this Agreement, Lender has required that Vornado Lending L.L.C. and Vornado Realty Trust enter into with Lender a Modification of Subordination and Intercreditor Agreement of even date herewith (the "2001 INTERCREDITOR AGREEMENT MODIFICATION");

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. EXTENSION OF MATURITY DATE The definition of "Maturity Date" appearing on page 8 of the Original Credit Agreement is hereby deleted in its entirety and replaced by the following definition:

                  "'Maturity Date' means MARCH 15, 2002."

         2.       INTEREST RATE.

                  References to the "Maturity Date" in Paragraph 2 of the 2000 Credit Agreement Modification (which is hereby incorporated herein by this reference), including, without limitation, in the definition of the "2000 Modification Interest Period" as set forth therein shall mean the "Maturity Date" as defined above, that is, March 15, 2002. The Note shall continue to earn interest at the "2000 Modification LIBOR-Based Rate" as defined in the 2000 Credit Agreement Modification until the Maturity Date (March 15, 2002), subject to the provisions of the Credit Agreement and the other Loan Documents as to the interest rate in effect from and after a default.

         3. PAYMENT OF ACCRUED INTEREST; BORROWER'S ESTOPPEL. Borrower shall pay to Lender on the date hereof all accrued and unpaid interest to the date hereof (collectively, the "ACCRUED INTEREST") on the Note (as modified by this Agreement). Borrower hereby acknowledges and agrees that, after giving credit for such payment, there is now owing under the Note and the Loan the outstanding principal balance of TWENTY MILLION and 00/100 DOLLARS ($20,000,000.00).

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The aforesaid sum is owing by Borrower to Lender without claim, defense, offset or counterclaim of any kind or nature whatsoever.

         4. LOAN FEE FOR EXTENSION AND MODIFICATION OF LOAN. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay to the Lender, in consideration for Lender agreeing to extend and modify the Loan in accordance with the terms of this Agreement, a fee equal to $60,000.00.


         5.       REAFFIRMATION OF GUARANTY.   By signing below under the words
"CONFIRMED AND AGREED TO", each of the Guarantors:

                  a. agrees that the term "Loan Documents" as used in the Guaranty shall henceforth mean (i) all of the "Loan Documents", as defined in the Original Credit Agreement (as such documents may have heretofore been modified), (ii) the Note (as heretofore modified and as modified by the Note Modification and Extension Agreement of even date herewith) (iii) the Mortgages (as heretofore modified and as modified by the Mortgage Modification and Extension Agreement of even date herewith), (iv) the Assignments of Lease and Rents (as modified by amendment of even date herewith), (v) the Credit Agreement as modified by this Agreement, (vi) the Transferrable Development Rights Security Agreement (as defined in the 2000 Credit Agreement Modification), (vii) all other agreements modifying, extending or reaffirming the Loan Documents, including, without limitation, those documents being executed in connection with the execution and delivery of this Agreement and (viii) all other documents and agreements executed or delivered in connection with any of the foregoing documents and pertaining to the Loan or collateral therefor (all of the foregoing, collectively referred to herein as the "LOAN DOCUMENTS");

                  b. acknowledges the continuing validity of the Guaranty to Lender and represents, warrants and confirms the non-existence of any offsets, defenses or counterclaims to any of its obligations thereunder, and waives any right to assert any set-off, counterclaim or cross claim of any nature whatsoever in any litigation relating to the Loan or any of the Loan Documents, the Guaranty or otherwise with respect to the Loan;

                  c. acknowledges that its execution of this Agreement constitutes a reaffirmation of its liability under the Guaranty for the performance of (x) all of Borrower's obligations to Lender under the Loan Documents, (y) all of the obligations of Borrower and the other mortgagors under the Mortgages and (z) and any and all obligations of Borrower of any kind and description, whether now existing or hereafter arising, under or in connection with swap agreements (as defined in 11 U.S.C. Section 101) between Borrower and Lender (or an affiliate of Lender);

                  d. represents to Lender that all corporate action necessary to authorize the execution and delivery of this Agreement by such Guarantor has been duly and properly taken;

                  e. represents to Lender that such Guarantor is in good standing under the laws of the state of its incorporation;

                  f. irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Guaranty or any other Loan Document; and

                  g. represents and warrants to Lender that such Guarantor owns the fee estate with respect to the respective premises set forth opposite the name of such Guarantor on Schedule B annexed hereto (as such premises are so identified on Schedule IX of the Original Credit Agreement) and hereby assumes all of the obligations of the mortgagor(s) under the Mortgage covering such premises (if such Guarantor did not originally execute such Mortgage as mortgagor).

         6.       REAFFIRMATION OF PLEDGE AGREEMENT.

                  a. Borrower and Alex-Lex hereby represent and warrant to Lender as follows:

                           i. Borrower owns a 1.0% interest (843.50 Units) as a
limited partner in 59th Street Owner (the "ALEX LIMITED PARTNER INTEREST").

                           ii. Alex-Lex owns a 49.0% interest (41,331.50 Units)
as a general partner in 59th Street Owner (the "ALEX-LEX GENERAL PARTNER INTEREST") and a 50.0% interest (42,175 Units) as a limited partner in 59th Street Owner (the "ALEX-LEX LIMITED PARTNER INTEREST").

                           iii. The Alex Limited Partner Interest, the Alex-Lex
General Partner Interest and the Alex-Lex Limited Partner Interest constitute in the aggregate one hundred percent (100%) of the partnership and equity interests in 59th Street Owner, including, without limitation, all of the interest of the general partners and limited partners in 59th Street Owner.

                           iv. Borrower continues to own all of the issued and
outstanding capital stock of the Guarantors and Lender has a first priority and perfected security interest therein.


                  b.       Borrower and Alex-Lex further agree as follows:

                           i. agree that the term "Loan Documents" as used in
the Pledge Agreement shall henceforth mean the "Loan Documents" as such term is defined in this Agreement.

                           ii. acknowledges the continuing validity of the
Pledge Agreement and represent, warrant and confirm the non-existence of any offsets, defenses or counterclaims to any of its obligations thereunder, and waives any right to assert any set-off, counterclaim or cross claim of any nature whatsoever in any litigation relating to the Loan or any of the Loan Documents, the Pledge Agreement or otherwise with respect to the Loan;

                           iii. acknowledge that their execution of this
Agreement constitutes a reaffirmation of their obligations under the Pledge Agreement and that the pledge and security interest granted by Borrower therein (including, without limitation, the "Shares", as defined in the Pledge Agreement, and the Alex Limited Partner Interest) and by Alex-Lex (including, without limitation, the Alex-Lex General Partner Interest and the Alex-Lex Limited Partner Interest) shall secure, without limitation, the performance of
(x) all of Borrower's obligations to Lender under the Loan Documents, (y) all of the obligations of Borrower and the other mortgagors under the Mortgages and (z) and any and all obligations of Borrower of any kind and description, whether now existing or hereafter arising, under or in connection with swap agreements (as defined in 11 U.S.C. Section 101) between Borrower and Lender (or an affiliate of Lender).

                  c. Alex-Lex represents to Lender (i) that all corporate action necessary to authorize the execution and delivery of this Agreement by Alex-Lex has been duly and properly taken and Alex-Lex is in good standing under the laws of the state of its incorporation; and

                  d. Borrower and Alex-Lex irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Pledge Agreement or any other Loan Document.

         7.       REAFFIRMATION OF PLEDGE OF DEVELOPMENT RIGHTS AGREEMENT

                  a.       Borrower and 59th Street Owner agree as follows:

                           i. acknowledges the continuing validity of the Pledge
of Development Rights Agreement and represent, warrant and confirm the non-existence of any offsets, defenses or counterclaims to any of its obligations thereunder, and waives any right to assert any set-off, counterclaim or cross claim of any nature whatsoever in any litigation relating to the Loan or any of the Loan Documents, the Pledge of Development Rights Agreement or otherwise with respect to the Loan;

                           ii. acknowledge that their execution of this
Agreement constitutes a reaffirmation of their obligations under the Pledge of Development Rights Agreement and that the pledge and security interest granted by Borrower therein shall secure, without limitation, the performance of (x) all of Borrower's obligations to Lender under the Loan Documents, (y) all of the obligations of Borrower and the other mortgagors under the Mortgages and (z) and any and all obligations of Borrower of any kind and description, whether now existing or hereafter arising, under or in connection with swap agreements (as defined in 11 U.S.C. Section 101) between Borrower and Lender (or an affiliate of Lender).

                  b. 59th Street Owner represents to Lender (i) that all corporate action necessary to authorize the execution and delivery of this Agreement by 59th Street Owner has been duly and properly taken and 59th Street Owner is in good standing under the laws of the state of its incorporation; and

                  c. Borrower and 59th Street Owner irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Pledge of Development Rights Agreement or any other Loan Document.

         8.       PAYMENT OF ACCRUED INTEREST AND CLOSING EXPENSES.

                  a. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay, in addition to the Accrued Interest, all of the costs, fees and expenses incurred by the Lender in connection with this Agreement and the transactions described herein or contemplated hereby, including, without limitation, (a) all fees and charges incurred or to be incurred in connection with the recording and/or filing of the documents executed in connection with the execution of this Agreement and the loan modification and extension which is the subject of this Agreement and all fees for the examination of title and updated title searches, Uniform Commercial Code searches, related charges and all other charges of TitleServ Agency of New York City, Inc. (collectively,

"TITLE EXPENSES") and (b) the fees and disbursements of Lender's counsel, Herrick, Feinstein LLP, incurred in connection with this transaction ("LENDER'S LEGAL FEES").

                  b. Notwithstanding anything to the contrary, expressed or implied, contained in this Agreement or any prior or contemporaneous correspondence or other communications between Borrower and Lender, at the option of Lender the extension of the loan contained in this Agreement shall not be or become effective until Borrower has paid the Accrued Interest, the Title Expenses and the Lender's Legal Fees.

         9. REAFFIRMATION OF REPRESENTATIONS. Except with respect to Sections 4.01(g) and 4.01(h) of the Original Credit Agreement, Borrower hereby reaffirms and makes again to Lender, as of the date hereof, all of the representations and warranties contained in the Credit Agreement and hereby further represents and warrants to Lender as follows:

                           (a) Borrower is a corporation duly organized and
validly existing under the laws of the State of Delaware and has full power and authority to execute, deliver and perform its obligations under this Agreement and any other documents and instruments executed by Borrower in connection with this Agreement;

                           (b) All corporate action necessary to authorize the
execution, delivery and performance of this Agreement, and any other documents and instruments executed by Borrower and each Guarantor in connection with this Agreement, have been duly and properly taken; and

                           (c) Borrower is in good standing under the laws of
the State of Delaware.

         10. BORROWER'S RELEASE OF LENDER. Borrower and each Guarantor hereby release all claims, demands, and causes of action of any kind or nature against the Lender which Borrower or such Guarantor, as the case may be, now has or may have by reason of any matter, cause or thing relating to or arising out of the Loan or the Loan Documents, to the date of this Agreement.

         11. INTERCREDITOR AGREEMENT Borrower consents and agrees to the 2001 Intercreditor Agreement Modification and the Intercreditor Agreement (as defined therein) as amended thereby. Borrower agrees not to make any payments under any Subordinate Indebtedness (as defined in the Intercreditor Agreement as so amended) to the extent prohibited under the terms of such Intercreditor Agreement as amended by the 2001 Intercreditor Agreement Modification.

         12. MISCELLANEOUS.

                  a. Terms not otherwise defined in this Agreement shall be deemed to have the meanings ascribed to them in the Credit Agreement.

                  b. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument and agreement.

                  c. Except as herein amended, the terms and provisions of the Credit Agreement shall, in all other respects, remain unmodified, are hereby ratified and reaffirmed, and shall remain in full force and effect.


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
                  d. This Agreement shall be binding upon and shall inure to the benefit of Borrower, Lender and their respective successors and assigns. This Agreement shall be governed by the law of the State of New York. This Agreement may not be modified orally, but only by a writing executed by Borrower and Lender.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                     FIRST UNION NATIONAL BANK


                                     By:        /s/ William H. Bermingham
                                              ----------------------------------
                                              Name: William H. Bermingham
                                              Title: Vice President


                                     ALEXANDER'S, INC.


                                     By:        /s/ Joseph Macnow
                                              ----------------------------------
                                              Name: Joseph Macnow
                                              Title:   Executive Vice President


CONFIRMED AND AGREED TO:

ALEXANDER'S, INC.,
ALEXANDER'S OF FLUSHING, INC.,
ALEXANDER'S OF THIRD AVENUE, INC.,
ALEXANDER'S OF REGO PARK II, INC.,
ALEXANDER'S OF REGO PARK III, INC.,
ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC.,
ALEXANDER'S DEPARTMENT STORES OF NEW JERSEY, INC.


By:         /s/ Joseph Macnow
         -------------------------------
         Name: Joseph Macnow
         Title:   Executive Vice President of each of the above entities


SEVEN THIRTY ONE LIMITED PARTNERSHIP

By:   Alexander's Department Stores of Lexington
      Avenue, Inc., General Partner

         By:        /s/ Joseph Macnow
                  ---------------------------------
                  Name: Joseph Macnow
                  Title:   Executive Vice President

STATE OF New York               )
                        )  ss.:
COUNTY OF New York              )



                  On the 27 day of April in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared William
H. Bermingham , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Lawrence R. Priole
                                                --------------------------------
                                                Notary Public

                               Lawrence R. Priole
                        Notary Public, State of New York
                                   No. 4841047
                           Qualified in Suffolk County
                        Commission Expires March 30, 2003


STATE OF New Jersey                )
                                   )  ss.:
COUNTY OF Bergen                   )



                  On the 20th day of April in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph Macnow , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Deborah Anthony
                                                --------------------------------
                                                Notary Public

                                 Deborah Anthony
                           Notary Public of New Jersey
                       My Commission Expires Feb. 6, 2006

STATE OF New Jersey                 )
                                    )  ss.:
COUNTY OF Bergen                    )



                  On the 20th day of April in the year 2001, before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph Macnow , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Deborah Anthony
                                                --------------------------------
                                                Notary Public

                                 Deborah Anthony
                           Notary Public of New Jersey
                       My Commission Expires Feb. 6, 2006

                                   SCHEDULE A

                         ASSIGNMENTS OF LEASES AND RENTS

1. Assignment of leases and rents made by ALEXANDER'S, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 22, 1995 in Reel 1310, Page 48 in the New York City Register's Office, Bronx County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on September 16, 1998, at Reel 1576, Page 2079 in the New York City Register's Office, Bronx County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999, recorded on September 30,1999 in Reel 1693, Page 1647 in the New York City Register's Office, Bronx County, as amended by Modification of Assignment of Leases and Rents dated as of April 14, 2000, recorded on September 22, 2000 in Reel 1805, Page 837 in the New York City Register's Office, Bronx County.

2. Assignment of leases and rents made by SEVEN THIRTY ONE LIMITED PARTNERSHIP, as assignor, and ALEXANDER'S DEPARTMENT STORES OF LEXINGTON AVENUE, INC., as general partner, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 20, 1995 in Reel 2192, Page 1334 in the New York City Register's Office, New York County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on September 10, 1998, in Reel 2703, Page 1753 in the New York City Register's Office, New York County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999 and recorded April 20, 1999 in Reel 2859, Page 212 in the New York City Register's Office, New York County, as amended by Modification of Assignment of Leases and Rents dated as of April 14, 2000, recorded on April 3, 2001 in Reel 3264, Page 1845 in the New York City Register's Office, New York County.

3. Assignment of leases and rents made by ALEXANDER'S, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 17, 1995 in Reel 4088, Page 705 in the New York City Register's Office, Queens County, as modified by the Modification of Assignment of Leases and Rents, dated June 18, 1998, recorded on July 21, 1998, at Reel 4920, Page 1699 in the New York City Register's Office, Queens County and also recorded on July 21, 1998 at page 1690 and 1708 in Queens County, as amended by Modification of Assignment of Leases and Rents dated as of March 29, 1999, recorded on May 14, 1999 in Reel 5233, Page 1867 in New York City Register's Office, Queens County, as amended by Modification of Assignment of Leases and Rents dated as of April 14, 2000, recorded on August 25, 2000 in Reel 5666, Page 137 in New York City Register's Office, Queens County.

4. Assignment of leases and rents made by ALEXANDER'S DEPARTMENT STORES OF NEW JERSEY, INC., as assignor, dated as of March 15, 1995 in favor of FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as assignee, recorded March 17, 1995 in Mortgage Book 8953 Page 849 in the Office of the County Clerk, Bergen County, as amended by Modification of Assignment of Leases and Rents dated as of

         March 29, 1999, recorded on April 9, 1999 in Mortgage Book 937, page 161 in the Office of the County Clerk, Bergen County as amended by Modification of Assignment Leases and Rents dated as of April 14, 2000, recorded on August 11, 2000 in Mortgage Book 949, Page 604 in the Office of the County Clerk, Bergen County.

                                   SCHEDULE B

                    PROPERTIES OWNED BY RESPECTIVE GUARANTORS

      NAME OF GUARANTOR                                    PROPERTY OWNED
      -----------------                                    --------------
Alexander's of Rego Park II, Inc.                      Rego Park II Property

Alexander's of Rego Park III, Inc.                     Rego Park III  Property

Alexander's of Third Avenue, Inc.                      Third Avenue Property

Alexander's of Flushing, Inc.                          ground lease position with respect to 136-20
                                                       through 136-30 Roosevelt Avenue, Flushing,
                                                       New York (Block 5019, Lot 5)

Alexander's Department Stores of New                   Paramus Property
       Jersey, Inc.

Alexander's Department Stores of                       N/A
       Lexington Avenue, Inc.

Seven Thirty One Limited Partnership                   59th Street Property